EXHIBIT 99.1

AssetMark Reports $93.5B Platform Assets for Fourth Quarter 2021

CONCORD, Calif., February 15, 2022 (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter and full year ended December 31, 2021.

Fourth Quarter 2021 Financial and Operational Highlights

•	Net income for the quarter was $12.4 million, or $0.17 per share.
•	Adjusted net income for the quarter was $24.7 million, or $0.33 per share, on total revenue of $143.6 million.
•	Adjusted EBITDA for the quarter was $38.3 million, or 26.7% of total revenue.
•

Platform assets increased 25.5% year-over-year and 7.7% quarter-over-quarter to $93.5 billion, aided by quarterly record net flows of $2.9 billion and market impact net of fees of $3.7 billion. Annual net flows as a percentage of beginning-of-year platform assets were 13.3%.

•

More than 6,800 new households and 215 new producing advisors joined the AssetMark platform during the fourth quarter. In total, as of December 31, 2021 there were over 8,600 advisors (approximately 2,850 were engaged advisors) and over 209,000 investor households on the AssetMark platform.

•	We realized a 24.6% annualized production lift from existing advisors for the fourth quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.

“AssetMark ended 2021 with record results; assets on the platform grew to over $93 billion, and we served more advisors and investor households than ever before. We realized double digit growth for top- and bottom-line financials and expanded margins by 300 bps,” said AssetMark CEO Natalie Wolfsen. “We achieved important milestones that will drive our business forward – most notably, our expansion into the growing RIA channel and our acquisition of the financial planning software provider Voyant. In 2022, we will continue broadening our platform to redefine the advisor experience and deliver value to our clients and shareholders.”

EXHIBIT 99.1

Fourth Quarter 2021 Key Operating Metrics

4Q21	4Q20	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	86,826	67,254	29.1%
Net flows (millions of dollars)	2,949	1,533	92.4%
Market impact net of fees (millions of dollars)	3,713	5,734	(35.2%)
Acquisition impact (millions of dollars)	-	-	NM
Platform assets (at period-end) (millions of dollars)	93,488	74,520	25.5%
Net flows lift (% of beginning of year platform assets)	4.0%	2.5%	150 bps
Advisors (at period-end)	8,649	8,454	2.3%
Engaged advisors (at period-end)	2,858	2,536	12.7%
Assets from engaged advisors (at period-end) (millions of dollars)	86,385	67,300	28.4%
Households (at period-end)	209,900	186,602	12.5%
New producing advisors	215	177	21.5%
Production lift from existing advisors (annualized %)	24.6%	21.3%	15.8%
Assets in custody at ATC (at period-end) (millions of dollars)	71,320	53,878	32.4%
ATC client cash (at period-end) (millions of dollars)	2,932	2,618	12.0%
Financial metrics:			
Total revenue (millions of dollars)	144	111	29.4%
Net income (loss) (millions of dollars)	12.4	(9.9)	NM
Net income (loss) margin (%)	8.6%	(8.9%)	1750 bps
Capital expenditure (millions of dollars)	8.0	8.0	-0.1%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	38.3	32.0	19.7%
Adjusted EBITDA margin (%)	26.7%	28.9%	(220 bps)
Adjusted net income (millions of dollars)	24.7	22.2	11.3%

Note: Percentage variance based on actual numbers, not rounded results

EXHIBIT 99.1

Full Year 2021 Key Operating Metrics

2021	2020	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	74,520	61,608	21.0%
Net flows (millions of dollars)	9,934	5,483	81.2%
Market impact net of fees (millions of dollars)	9,034	5,369	68.3%
Acquisition impact (millions of dollars)	-	2,060	NM
Platform assets (at period-end) (millions of dollars)	93,488	74,520	25.5%
Net flows lift (% of beginning of year platform assets)	13.3%	8.9%	440 bps
Advisors (at period-end)	8,649	8,454	2.3%
Engaged advisors (at period-end)	2,858	2,536	12.7%
Assets from engaged advisors (at period-end) (millions of dollars)	86,385	67,300	28.4%
Households (at period-end)	209,900	186,602	12.5%
New producing advisors	811	743	9.2%
Production lift from existing advisors	24.2%	19.9%	21.7%
Assets in custody at ATC (at period-end) (millions of dollars)	71,320	53,878	32.4%
ATC client cash (at period-end) (millions of dollars)	2,932	2,618	12.0%
Financial metrics:			
Total revenue (millions of dollars)	530	432	22.7%
Net income (loss) (millions of dollars)	25.7	(7.8)	NM
Net income (loss) margin (%)	4.8%	(1.8%)	660 bps
Capital expenditure (millions of dollars)	34.7	29.1	19.2%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	157.2	115.0	36.6%
Adjusted EBITDA margin (%)	29.6%	26.6%	300 bps
Adjusted net income (millions of dollars)	103.3	73.2	41.1%

Note: Percentage variance based on actual numbers, not rounded results

Webcast and Conference Call Information

AssetMark will host a live conference call and webcast to discuss its fourth quarter 2021 results. In conjunction with this earnings press release, AssetMark has posted an earnings presentation on its investor relations website at http://ir.assetmark.com. Conference call and webcast details are as follows:

•	Date: February 15, 2022
•	Time: 2:00 p.m. PT; 5:00 p.m. ET
•

Phone: Listeners can pre-register for the conference call here: https://www.incommglobalevents.com/registration/q4inc/9630/assetmark-financial-holdings-inc-q4-2021-earnings-conference-call/. Upon registering, you will be provided with participant dial-in numbers, passcode and unique registrant ID. In the

EXHIBIT 99.1

10 minutes prior to the call start time, you may use the conference access information (dial in number, direct event passcode and registrant ID) provided in the confirmation email received at the point of registering to join the call directly.

•

Webcast: http://ir.assetmark.com. Please access the website 10 minutes prior to the start time. The webcast will be available in recorded form at http://ir.assetmark.com for 14 days from February 15, 2022.

About AssetMark Financial Holdings, Inc.

AssetMark is a leading provider of extensive wealth management and technology solutions that power independent financial advisors and their clients. Through AssetMark, Inc., its investment advisor subsidiary registered with the Securities and Exchange Commission, AssetMark operates a platform that comprises fully integrated technology, personalized and scalable service and curated investment platform solutions designed to make a difference in the lives of advisors and their clients. AssetMark had $93.5 billion in platform assets as of December 31, 2021 and has a history of innovation spanning more than 25 years.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “could,” “should,” “believes,” “estimates,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our business strategies, our financial performance, investments in new products, services and capabilities and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our prospectus dated July 17, 2019 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933,

EXHIBIT 99.1

as amended, and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our Annual Report on Form 10-K for the year ended December 31, 2021, which is expected to be filed in mid-March. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

EXHIBIT 99.1

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands except share data and par value)

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$76,707	$70,619
Restricted cash	13,000	11,000
Investments, at fair value	14,498	10,577
Fees and other receivables, net	9,019	8,891
Income tax receivable, net	6,276	8,596
Prepaid expenses and other current assets	14,673	13,637
Total current assets	134,173	123,320
Property, plant and equipment, net	8,015	7,388
Capitalized software, net	73,701	68,835
Other intangible assets, net	709,693	655,736
Operating lease right-of-use assets	22,469	27,496
Goodwill	436,821	338,848
Other assets	2,090	1,965
Total assets	$1,386,962	$1,223,588
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,613	$2,199
Accrued liabilities and other current liabilities	56,249	43,694
Total current liabilities	58,862	45,893
Long-term debt, net	115,000	75,000
Other long-term liabilities	16,468	16,302
Long-term portion of operating lease liabilities	28,316	31,820
Deferred income tax liabilities, net	158,930	149,500
Total long-term liabilities	318,714	272,622
Total liabilities	377,576	318,515
Commitments and contingencies	—	—
Stockholders' equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 73,562,717 and 72,459,255 shares issued and outstanding as of December 31, 2021 and 2020, respectively)	74	72
Additional paid-in capital	929,070	850,430
Retained earnings	80,242	54,571
Total stockholders' equity	1,009,386	905,073
Total liabilities and stockholders' equity	$1,386,962	$1,223,588

EXHIBIT 99.1

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Income

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Asset-based revenue	$137,533	$107,854	$512,188	$412,023
Spread-based revenue	2,055	2,490	8,568	16,618
Subscriptions based revenue	3,209	—	6,381	—
Other revenue	787	576	3,162	3,438
Total revenue	143,584	110,920	530,299	432,079
Operating expenses:
Asset-based expenses	40,227	34,165	150,836	132,695
Spread-based expenses	367	545	1,427	2,703
Employee compensation	45,901	44,821	196,701	176,483
General and operating expenses	20,342	13,770	72,941	62,466
Professional fees	7,464	4,473	21,813	15,100
Depreciation and amortization	8,080	9,300	37,929	35,126
Total operating expenses	122,381	107,074	481,647	424,573
Interest expense	953	1,142	3,559	5,588
Other expenses, net	24	1,692	106	1,687
Income before income taxes	20,226	1,012	44,987	231
Provision for income taxes	7,875	10,877	19,316	8,043
Net income (loss)	$12,351	$(9,865)	$25,671	$(7,812)
Net income (loss) per share attributable to common stockholders:
Basic	$0.17	$(0.15)	$0.36	$(0.12)
Diluted	$0.17	$(0.15)	$0.35	$(0.12)
Weighted average number of common shares outstanding, basic	73,242,802	67,810,682	72,137,174	67,361,995
Weighted average number of common shares outstanding, diluted	73,441,555	67,810,682	72,399,213	67,361,995

EXHIBIT 99.1

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$12,351	$(9,865)	$25,671	$(7,812)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	8,080	9,300	37,929	35,126
Interest	160	150	700	606
Deferred income taxes	(1,784)	(1,299)	(1,558)	(706)
Share-based compensation	5,558	13,796	53,637	53,837
Debt acquisition cost write-down	—	1,729	—	1,729
Impairment of operating lease right-of-use assets and property, plant, and equipment	—	139	—	2,520
Changes in certain assets and liabilities:
Fees and other receivables, net	757	(1,328)	163	1,525
Receivables from related party	—	(101)	(91)	(143)
Prepaid expenses and other current assets	(2,360)	(2,395)	2,506	2,401
Accounts payable, accrued liabilities and other liabilities	7,436	5,626	7,450	(7,534)
Income tax receivable, net	4,878	6,796	2,570	(4,602)
Net cash provided by operating activities	35,076	22,548	128,977	76,947
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Voyant, net of cash received	76	—	(124,160)	—
Purchase of WBI OBS Financial, Inc., net of cash received	—	—	—	(18,561)
Purchase of investments	(569)	(488)	(3,004)	(2,384)
Sale of investments	660	28	833	40
Purchase of property and equipment	(855)	(613)	(1,507)	(2,901)
Purchase of computer software	(7,129)	(7,414)	(33,145)	(26,164)
Net cash used in investing activities	(7,817)	(8,487)	(160,983)	(49,970)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from exercise of stock options	—	—	94	187
Payments on long-term debt	—	(123,750)	(35,000)	(123,750)
Proceeds from credit facility draw down	—	73,019	75,000	73,019
Payment of credit facility issuance costs	—	(155)	—	(155)
Net cash (used in) provided by financing activities	—	(50,886)	40,094	(50,699)
Net change in cash, cash equivalents, and restricted cash	27,259	(36,825)	8,088	(23,722)
Cash, cash equivalents, and restricted cash at beginning of period	62,448	118,444	81,619	105,341
Cash, cash equivalents, and restricted cash at end of period	$89,707	$81,619	$89,707	$81,619

EXHIBIT 99.1

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$3,819	$4,649	$19,796	$13,456
Interest paid	$958	$984	$2,828	$4,969
Non-cash operating, investing, and financing activities:
Non-cash changes to right-of-use assets	$243	$62	$(933)	$38,796
Non-cash changes to lease liabilities	$2,109	$62	$933	$40,140
Common stock issued in acquisition of business	$—	$—	$24,910	$—

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we

EXHIBIT 99.1

believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and

•

costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, litigation and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:

•	as measures of operating performance;
•	for planning purposes, including the preparation of budgets and forecasts;
•	to allocate resources to enhance the financial performance of our business;
•	to evaluate the effectiveness of our business strategies;
•	in communications with our board of directors concerning our financial performance; and
•	as considerations in determining compensation for certain employees.

Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•

the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

EXHIBIT 99.1

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three months and years ended December 31, 2021 and 2020 (unaudited).

	Three Months Ended December 31,		Three Months Ended December 31,
(in thousands except for percentages)	2021	2020	2021	2020
Net income (loss)	$12,351	$(9,865)	8.6%	(8.9)%
Provision for income taxes	7,875	10,877	5.5%	9.8%
Interest income (loss)	(21)	(57)	—	(0.1)%
Interest expense	953	1,142	0.7%	1.1%
Amortization/depreciation	8,080	9,300	5.6%	8.4%
EBITDA	$29,238	$11,397	20.4%	10.3%
Share-based compensation(1)	5,558	13,796	3.9%	12.4%
Reorganization and integration costs(2)	2,722	2,348	1.9%	2.1%
Acquisition expenses(3)	446	2,320	0.3%	2.1%
Debt acquisition cost write-down(4)	—	1,729	—	1.6%
Business continuity plan (5)	324	185	0.2%	0.2%
Office closures(6)	—	276	—	0.2%
Other expense	24	(38)	—	—
Adjusted EBITDA	$38,312	$32,013	26.7%	28.9%
	Year Ended December 31,		Year Ended December 31,
(in thousands except for percentages)	2021	2020	2021	2020
Net income (loss)	$25,671	$(7,812)	4.8%	(1.8)%
Provision for income taxes	19,316	8,043	3.6%	1.9%
Interest income (loss)	(137)	(899)	—	(0.2)%
Interest expense	3,559	5,588	0.7%	1.3%
Amortization/depreciation	37,929	35,126	7.2%	8.1%
EBITDA	$86,338	$40,046	16.3%	9.3%
Share-based compensation(1)	53,637	53,837	10.1%	12.4%
Reorganization and integration costs(2)	10,816	2,596	2.0%	0.6%
Acquisition expenses(3)	5,682	12,558	1.1%	2.9%
Debt acquisition cost write-down(4)	—	1,729	(—)%	0.4%
Business continuity plan (5)	460	1,568	0.1%	0.4%
Office closures(6)	167	2,755	—	0.6%
Other expense	106	(42)	—	—
Adjusted EBITDA	$157,206	$115,047	29.6%	26.6%

(1)

“Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to the departure of our former chief executive officer in March 2021, our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Debt acquisition cost write-down” represents capitalized debt issuance costs extinguished due to the repayment of $124 million of our outstanding indebtedness under the Term Loan in July 2019 and repayment of $124 million remaining outstanding indebtedness

EXHIBIT 99.1

under the Term Loan in December 2020. The July 2019 repayment was considered a substantial modification and the debt was considered fully extinguished as of December 31, 2020.
(5)

“Business continuity plan” includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic.

(6)	“Office closures” represents one-time expenses related to closing facilities.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for the three months for the three months and years ended December 31, 2021 and 2020, broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$5,558	$—	$5,558	$13,796	$—	$13,796
Reorganization and integration costs(2)	979	1,743	2,722	2,335	13	2,348
Acquisition expenses(3)	38	408	446	1,164	1,156	2,320
Debt acquisition cost write-down(4)	—	—	—	—	1,729	1,729
Business continuity plan (5)	162	162	324	—	184	184
Office closures(6)	—	—	—	—	276	276
Other expense	—	24	24	—	(38)	(38)
Total adjustments to adjusted EBITDA	$6,737	$2,337	$9,074	$17,295	$3,320	$20,615

	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	3.9%	—	3.9%	12.4%	—	12.4%
Reorganization and integration costs(2)	0.7%	1.2%	1.9%	2.1%	—	2.1%
Acquisition expenses(3)	—	0.3%	0.3%	1.0%	1.0%	2.0%
Debt acquisition cost write-down(4)	—	—	—	—	1.6%	1.6%
Business continuity plan (5)	0.1%	0.1%	0.2%	—	0.2%	0.2%
Office closures(6)	—	—	—	—	0.2%	0.2%
Other expense	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	4.7%	1.6%	6.3%	15.5%	3.0%	18.5%

EXHIBIT 99.1

	Year Ended December 31, 2021			Year Ended December 31, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$53,637	$—	$53,637	$53,837	$—	$53,837
Reorganization and integration costs(2)	5,396	5,420	10,816	2,585	11	2,596
Acquisition expenses(3)	1,441	4,241	5,682	6,022	6,536	12,558
Debt acquisition cost write-down(4)	—	—	—	—	1,729	1,729
Business continuity plan (5)	174	286	460	1,082	486	1,568
Office closures(6)	—	167	167	—	2,755	2,755
Other expense	—	106	106	—	(42)	(42)
Total adjustments to adjusted EBITDA	$60,648	$10,220	$70,868	$63,526	$11,475	$75,001

	Year Ended December 31, 2021			Year Ended December 31, 2020
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	10.1%	—	10.1%	12.4%	—	12.4%
Reorganization and integration costs(2)	1.0%	1.0%	2.0%	0.6%	—	0.6%
Acquisition expenses(3)	0.2%	0.7%	0.9%	1.4%	1.5%	2.9%
Debt acquisition cost write-down(4)	—	—	—	—	0.4%	0.4%
Business continuity plan (5)	—	—	—	0.3%	0.1%	0.4%
Office closures(6)	—	—	—	—	0.6%	0.6%
Other expense	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	11.3%	1.7%	13.0%	14.7%	2.6%	17.3%

(1)

“Share-based compensation” represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, and RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to the departure of our former chief executive officer in March 2021, our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Debt acquisition cost write-down” represents capitalized debt issuance costs extinguished due to the repayment of $124 million of our outstanding indebtedness under the Term Loan in July 2019 and repayment of $124 million remaining outstanding indebtedness under the Term Loan in December 2020. The July 2019 repayment was considered a substantial modification and the debt was considered fully extinguished as of December 31, 2020.

(5)

“Business continuity plan” includes incremental compensation and other costs that are directly related to operations while transitioning to a remote workforce and other costs due to the COVID-19 pandemic.

(6)	“Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income

Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and

EXHIBIT 99.1

related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We have historically not used adjusted net income for internal management reporting and evaluation purposes; however, we believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;

•

costs associated with acquisitions and related integrations, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and

•

amortization expense can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.

Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and
•	other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

EXHIBIT 99.1

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Income (unaudited) for the three and twelve months ended December 30, 2021 and 2020, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three months and years ended December 31, 2021 and 2020 (unaudited).

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Asset-based revenue	$137,533	$107,854	$512,188	$412,023
Subscription-based revenue	3,209	—	8,568	16,618
Spread-based revenue	2,055	2,490	6,381	—
Other revenue	787	576	3,162	3,438
Total revenue	143,584	110,920	530,299	432,079
Adjusted operating expenses:
Asset-based expenses	40,227	34,165	150,836	132,695
Spread-based expenses	367	545	1,427	2,703
Adjusted employee compensation (1)	39,163	27,526	136,052	112,957
Adjusted general and operating expenses (1)	18,874	12,273	65,072	53,757
Adjusted professional fees (1)	6,619	4,342	19,568	14,021
Adjusted depreciation and amortization (2)	5,126	4,192	18,790	14,694
Total adjusted operating expenses	110,376	83,043	391,745	330,827
Interest expense	953	1,142	3,559	5,588
Adjusted other expense, net (1)	—	—	—	—
Adjusted income before income taxes	32,255	26,735	134,995	95,664
Adjusted provision for income taxes (3)	7,580	4,560	31,723	22,481
Adjusted net income	$24,675	$22,175	$103,272	$73,183
Net income per share attributable to common stockholders:
Adjusted earnings per share	$0.33	$0.31	$1.40	$1.01
Adjusted number of common shares outstanding, diluted (4)	74,746,770	72,265,783	73,947,311	72,541,836
Adjusted EBITDA (5)	$38,312	$32,013	$157,206	$115,047

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.
(4)

Consists of the outstanding shares at period-end and the full dilutive impact of unvested equity awards which includes restricted stock awards, restricted stock units, stock options and stock appreciation rights.

(5)

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth in the ‘Adjusted EBITDA and Adjusted EBITDA Margin’ section above.

EXHIBIT 99.1

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three months ended December 31, 2021 and 2020 (unaudited).

Reconciliation of Non-GAAP Presentation.	Three months ended December 31, 2021			Three months ended December 31, 2020
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$137,533	$—	$137,533	$107,854	$—	$107,854
Subscription-based revenue	3,209	—	3,209	—	—	—
Spread-based revenue	2,055	—	2,055	2,490	—	2,490
Other revenue	787	—	787	576	—	576
Total revenue	143,584	—	143,584	110,920	—	110,920
Operating expenses:
Asset-based expenses	40,227	—	40,227	34,165	—	34,165
Spread-based expenses	367	—	367	545	—	545
Employee compensation (1)	45,901	(6,738)	39,163	44,821	(17,295)	27,526
General and operating expenses (1)	20,342	(1,468)	18,874	13,770	(1,497)	12,273
Professional fees (1)	7,464	(845)	6,619	4,473	(131)	4,342
Depreciation and amortization(2)	8,080	(2,954)	5,126	9,300	(5,108)	4,192
Total operating expenses	122,381	(12,005)	110,376	107,074	(24,031)	83,043
Interest expense	953	—	953	1,142	—	1,142
Other income (expense), net (1)	24	(24)	—	1,692	(1,692)	—
Income before income taxes	20,226	12,029	32,255	1,012	25,723	26,735
Provision for (benefit from) income taxes (3)	7,875	(295)	7,580	10,877	(6,317)	4,560
Net income	$12,351		$24,675	$(9,865)		$22,175

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

EXHIBIT 99.1

Reconciliation of Non-GAAP Presentation.	Year ended December 31, 2021			Year ended December 31, 2020
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$512,188	$—	$512,188	$412,023	$—	$412,023
Spread-based revenue	8,568	—	8,568	16,618	—	16,618
Subscription-based revenue	6,381	—	6,381	—	—	—
Other revenue	3,162	—	3,162	3,438	—	3,438
Total revenue	530,299	—	530,299	432,079	—	432,079
Operating expenses:
Asset-based expenses	150,836	—	150,836	132,695	—	132,695
Spread-based expenses	1,427	—	1,427	2,703	—	2,703
Employee compensation (1)	196,701	(60,649)	136,052	176,483	(63,526)	112,957
General and operating expenses (1)	72,941	(7,869)	65,072	62,466	(8,709)	53,757
Professional fees (1)	21,813	(2,245)	19,568	15,100	(1,079)	14,021
Depreciation and amortization(2)	37,929	(19,139)	18,790	35,126	(20,432)	14,694
Total operating expenses	481,647	(89,902)	391,745	424,573	(93,746)	330,827
Interest expense	3,559	—	3,559	5,588	—	5,588
Other income (expense), net (1)	106	(106)	—	1,687	(1,687)	—
Income before income taxes	44,987	90,008	134,995	231	95,433	95,664
Provision for (benefit from) income taxes (3)	19,316	12,407	31,723	8,043	14,438	22,481
Net income	$25,671		$103,272	$(7,812)		$73,183

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

EXHIBIT 99.1

	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income (loss)			$12,351			$(9,865)
Acquisition-related amortization(1)	$—	$2,954	2,954	$—	$5,108	5,108
Expense adjustments(2)	1,180	2,313	3,493	3,499	1,628	5,127
Share-based compensation	5,558	—	5,558	13,796	—	13,796
Other expenses	—	24	24	—	1,692	1,692
Tax effect of adjustments(3)	(277)	572	295	(910)	7,227	6,317
Adjusted net income			$24,675			$22,175

	Year Ended December 31, 2021			Year Ended December 31, 2020
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income (loss)			$25,671			$(7,812)
Acquisition-related amortization(1)	$—	$19,139	19,139	$—	$20,432	20,432
Expense adjustments(2)	7,012	10,114	17,126	9,689	9,788	19,477
Share-based compensation	53,637	—	53,637	53,837	—	53,837
Other expenses	—	106	106	—	1,687	1,687
Tax effect of adjustments(3)	(1,648)	(10,759)	(12,407)	(2,519)	(11,919)	(14,438)
Adjusted net income			$103,272			$73,183

(1)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)	Reflects the tax impact of expense adjustments and acquisition-related amortization.

Contacts

Investors:

Taylor J. Hamilton, CFA

Head of Investor Relations

InvestorRelations@assetmark.com

Media:

Alaina Kleinman

Head of PR & Communications

alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.